UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 18, 2025
(November 18, 2025)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
TXNM Energy, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Texas-New Mexico Power Company
(A Texas Corporation)
577 N. Garden Ridge Blvd.
Lewisville, Texas 75067
Telephone Number - (972) 420-4189
Commission File No. - 002-97230
IRS Employer Identification No. - 75-0204070
____________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
TXNM Energy, Inc.	Common Stock, no par value	TXNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 18, 2025, TXNM Energy, Inc.’s indirect wholly-owned subsidiary, Texas-New Mexico Power Company (“TNMP”), agreed to issue $70,000,000 aggregate principal amount of its 4.69% First Mortgage Bonds, due December 18, 2031, Series 2025H (the “Bonds”) in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Bonds will be sold by TNMP to institutional accredited investors (as defined by Rule 501(a) of the Securities Act) pursuant to a Bond Purchase Agreement dated November 18, 2025 (the “Bond Purchase Agreement”). The Bonds will be issued on or before December 18, 2025, and the issuance of the Bonds is subject to the satisfaction of customary conditions, including continuing compliance with the representations, warranties and covenants of the Bond Purchase Agreement. A copy of the Bond Purchase Agreement is attached to this Current Report on Form 8-K filed as Exhibit 10.1. TNMP will apply the proceeds of the Bonds for the repayment of short-term debt and other general corporate purposes, including projected capital expenditures.

The Bonds will be issued pursuant to TNMP’s First Mortgage Indenture dated as of March 23, 2009 (the “First Mortgage Indenture”), between TNMP and U.S. Bank Trust Company, National Association (as ultimate successor to The Bank of New York Mellon Trust Company, N.A.), as trustee, (the “Trustee”), as previously supplemented and amended and will be further supplemented by the Twenty-Sixth Supplemental Indenture thereto, to be dated on or before December 18, 2025, between TNMP and the Trustee (the “Twenty-Sixth Supplemental Indenture” and, together with the First Mortgage Indenture, the “Indenture”). The Bonds will be secured by a first mortgage lien on substantially all of TNMP’s property, subject to excepted encumbrances, reservations, contracts and other exceptions as will be permitted by the Indenture, and will rank equally in right of payment with all other securities theretofore or thereafter issued under the First Mortgage Indenture.

Interest on the Bonds will be payable semiannually on January 31 and July 31 of each year, to commence on July 31, 2026, at a fixed rate of 4.69% per annum. TNMP may, upon not less than ten nor more than sixty days’ prior written notice (unless the holders of more than 50% of the principal amount of the then-outstanding Bonds of the applicable series agree in writing to another time period), prepay at any time all, or from time to time any part of, the Bonds of any series, in an amount not less than ten percent of the aggregate principal amount of the Bonds of such series then outstanding in the case of a partial prepayment, at a prepayment price equal to the sum of (a) one-hundred percent of the principal amount so prepaid, (b) accrued and unpaid interest thereon and (c) a make-whole amount, if any, determined for the prepayment date with respect to such principal amount. The principal amount of the Bonds will be payable on December 18, 2031.

The Indenture will contain events of default customary for such a transaction, including, without limitation: failure to pay interest on any Security (as defined in the Indenture) for sixty days after becoming due; failure to pay the principal of or premium on any Security when due; failure to comply with or breach of any covenant or warranty contained in the Indenture, subject to a ninety day cure period after written notice of default has been delivered; and certain events relating to reorganization, bankruptcy and insolvency of TNMP. If an “Event of Default” (as defined in the Indenture) occurs and is continuing, the Trustee or the holders of not less than thirty-three percent in principal amount of the Securities then outstanding may declare the principal amount of all Securities then outstanding to be immediately due and payable.

In addition, the Twenty-Sixth Supplemental Indenture will contain bond repurchase events (subject to a fifteen day cure period), including, without limitation: actions by TNMP or any Controlled Entity (as defined in the Twenty-Sixth Supplemental Indenture) which subject a Bond holder to terrorism sanctions regulations; the sale or lease of TNMP’s assets in excess of specified thresholds during any calendar year; defaults in respect to obligations relating to certain debt; failure to deliver to each institutional investor Bond holder certain financial and business information related to TNMP; failure to maintain a ratio of consolidated indebtedness to consolidated capitalization of less than or equal to 0.65 to 1.0; and material misrepresentations of any representation or warranty contained in the Twenty-Sixth Supplemental Indenture. If a “Bond Repurchase Event” (as defined in the Twenty-Sixth Supplemental Indenture) occurs and is continuing, TNMP must repurchase the Bonds for a purchase price equal to the aggregate principal amount of the Bonds then outstanding, plus all accrued and unpaid interest thereon and a make-whole amount determined for the Bond Repurchase Event date with respect to such principal amount.

The Twenty-Sixth Supplemental Indenture will further include a provision whereby a change in control in TNMP would obligate TNMP to offer to prepay all of the Bonds at one-hundred percent of the principal amount of the Bonds, plus all accrued and unpaid interest thereon, but without any make-whole amount or other premium. The proposed transaction between TXNM and Blackstone Infrastructure would not constitute a change in control under the Bonds.

The foregoing description is qualified in its entirety by the Bond Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Bonds will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements and applicable state laws. This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to purchase the Bonds or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1	Bond Purchase Agreement, dated November 18, 2025, between Texas-New Mexico Power Company and the purchasers named therein.

104	Cover page in Inline XBRL format

Forward-Looking Statement

Statements made in this Current Report on Form 8-K for TXNM that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the issuance of the Bonds. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. TXNM does not assume any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, TXNM cautions readers not to place undue reliance on these statements. TXNM’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see TXNM’s Form 10-K and Form 10-Q filings and the information filed on TXNM’s Forms 8-K with the SEC, which factors are specifically incorporated by reference herein. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

TXNM ENERGY, INC.
TEXAS-NEW MEXICO POWER COMPANY
(Registrants)

Date: November 18, 2025	/s/ Gerald R. Bischoff
Gerald R. Bischoff
Vice President and Corporate Controller
(Officer duly authorized to sign this report)